UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2003

CHROMAVISION MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22677	75-2649072

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

33171 PASEO CERVEZA SAN JUAN CAPISTRANO, CA	92675

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (949) 443-3355

Item 12. Results of Operations and Financial Conditions
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Conditions

On July 24, 2003, ChromaVision Medical Systems, Inc. (“ChromaVision”)issued a press release regarding ChromaVision’s results of operations for the quarter ended June 30, 2003, and disclosing material non-public information. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMAVISION MEDICAL SYSTEM, INC. (Registrant)

Date: November 13, 2003	/s/	STEPHEN T. D. DIXON

Stephen T. D. Dixon Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 24, 2003, issued by ChromaVision Medical Systems, Inc.

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